UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

 Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2015

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 659-6007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You should, however, consult further disclosures we make in this Current Report on Form 8-K.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

·	our ability to efficiently manage and repay our debt obligations;
·	our inability to raise additional financing for working capital;
·	our ability to generate sufficient revenue in our targeted markets to support operations;
·	significant dilution resulting from our financing activities;
·	actions and initiatives taken by both current and potential competitors;
·	supply chain disruptions for components used in our product;
·	manufacturers inability to deliver components or products on time;
·	our ability to diversify our operations;
·
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

·	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
·	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;
·	deterioration in general or global economic, market and political conditions;
·	inability to efficiently manage our operations;
·	inability to achieve future operating results;
·	the unavailability of funds for capital expenditures;
·	our ability to recruit, hire and retain key employees;
·	the inability of management to effectively implement our strategies and business plans; and
·	the other risks and uncertainties detailed in this report.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and in our Annual Report on Form 10-K for the year ended December 31, 2014.

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note to Vis Vires Group, Inc.

On August 13, 2015 (“Closing Date”), we completed the sale of a Convertible Promissory Note (the “VVG Note”) in the principal amount of $120,750 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between Vis Vires Group, Inc. (“VVG”), a New York corporation, and us (the “VVG Agreement”).  The VVG Note matures on August 17, 2016 (“Maturity Date”).

The VVG Note funded on August 18, 2015, contained an original issue discount of $16,750 and we incurred legal fees of $11,000. We also paid retainer and incurred financing completion fees to Merriman Capital, Inc. of $19,017, resulting in net proceeds to us of $78,983.

The VVG Note may be prepaid in whole or in part, at any time during the period beginning on the Closing Date and ending on the date which is 180 days following the issue date, beginning at 110% of the outstanding principal and accrued interest increasing by 5% for every 30 day period thereafter until the 180th day following the Closing Date. After the expiration of the 180 days following the Closing Date, we may not prepay the Note for any reason.

At any time after 180 days after the date the VVG Note is issued, the VVG Note is convertible into our common stock, at VVG’s option, at a 25% discount to the market price, which is defined as 75% of the average of the lowest three (3) closing bid prices for the our common stock during the ten (10) trading days prior to the conversion date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events. Further, if we fail to deliver shares to Vis Vires upon conversion through willful or deliberate hindrance on our part we shall pay to VVG $200 in cash per day as liquidated damages or, at VVG’s option, such amount being added to the principal amount of the VVG Note.

While the VVG Note is outstanding, we agreed, among others, not to make any distributions on our stock, not to repurchase any shares, not to incur certain liabilities for borrowed money or sell assets outside of the ordinary course of business.

VVG has agreed to restrict its ability to convert the VVG Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock.  The VVG Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of us.  The VVG Note also provides for penalties and rescission rights if we do not deliver shares of common stock upon conversion within the required timeframes set forth in the VVG Agreement.

The VVG Note contains default events which, if triggered and not timely cured (if curable), will result in a default payment equal to twice the amount owed to VVG and a default interest at the rate of 22% per annum.

The above description of certain material terms of the VVG Note and VVG Agreement is not a complete description of all terms of the financing transaction and is qualified in its entirety by reference to the VVG Note and VVG Agreement, which are attached hereto as exhibits 4.1 and 10.1, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 pertaining to the VVG Note and VVG Agreement (Entry into a Material Definitive Agreement) is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 pertaining to the VVG Note and VVG Agreement (Entry into a Material Definitive Agreement) is incorporated by reference into this Item 3.02. The VVG Note described in Item 1.01 above was issued in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The VVG Agreement executed in connection therewith contains representations to support our reasonable belief that VVG had access to information concerning our operations and financial condition, is acquiring the securities for its own account and not with a view to the distribution thereof, and is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the VVG Note and any shares of common stock issued upon conversion thereof will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	VVG Note dated August 13, 2015
10.2	VVG Agreement dated August 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

	By:	/s/ C. Stephen Cochennet
C. Stephen Cochennet, Chief Executive Officer
Date: August 19, 2015